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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       Date of Report: SEPTEMBER 24, 2002


                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of registrant as specified in its charter)


             OHIO                        1-10767               31-1322832
---------------------------------  ---------------------  ----------------------
  (State or other jurisdiction     (Commission File No.)      (IRS Employer
of incorporation or organization)                         Identification Number)


                              3241 WESTERVILLE ROAD
                              COLUMBUS, OHIO 43224
                                 (614) 471-4722
               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER ITEMS.

     On September 24, 2002, Value City Department Stores, Inc. (the "Company") issued a press release announcing the appointment of Stuart Glasser to head the softlines merchandising operations in its department stores. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS.

     Exhibit No.                       Description

         99 Press Release, dated September 24, 2002, entitled "Value City Department Stores, Inc. Appoints Stuart Glasser to Head Softlines"


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VALUE CITY DEPARTMENT STORES, INC.


Date: September 24, 2002           By: /s/ James A. McGrady
                                       -----------------------------------------
                                       James A. McGrady, Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                          Description

   99 Press Release, dated September 24, 2002, entitled "Value City Department Stores, Inc. Appoints Stuart Glasser to Head Softlines"